UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2010

Exact Name of Registrant as Specified in its Charter,
Commission	State of Incorporation, Address of Principal Executive	IRS Employer
File Number	Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On January 12, 2010, The Detroit Edison Company (Detroit Edison) posted a summary of the Michigan Public Service Commission’s (MPSC) order in its rate cases to the DTE Energy Company (DTE Energy) website at www.dteenergy.com. In the related news release, DTE Energy confirms its 2009 operating earnings per share guidance and confirms DTE Energy’s early outlook for 2010 operating earnings. Detroit Edison is a wholly-owned subsidiary of DTE Energy.
     For a detailed discussion, please see the Summary of Detroit Edison’s Electric Rate Order dated January 12, 2010 and the related news release which are attached as Exhibits 99.1 and 99.2 to this report.
     In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.
Item 8.01. Other Events.
     On January 11, 2010, the MPSC issued its order in Detroit Edison’s electric rate cases. The full text of the order (Case No. U-15768 and Case No. U-15751) is available on the MPSC’s website (http://efile.mpsc.cis.state.mi.us/efile/).
     The MPSC order authorizes Detroit Edison to raise its rates by $217 million. In addition, the MPSC’s order adopted a pilot revenue decoupling mechanism (RDM) and uncollectible expenses tracking mechanism. The MPSC also ordered the continuation of a restoration and a line clearance tracker and Choice Incentive Mechanism (CIM).
     Detroit Edison previously self-implemented a $280 million rate increase, for a partial year starting in July 2009; therefore, this final order does not result in an additional increase to customer rates. Detroit Edison is required to refund to customers, with interest, the difference between the authorized rate increase and revenue actually collected from customers via the self-implementation surcharge. The 2009 refund amount will not be known until electric sales are final and Detroit Edison has finalized the amount collected during the self-implementation period.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Summary of Detroit Edison’s Electric Rate Order dated January 12, 2010.

99.2 Press Release of DTE Energy Company dated January 12, 2010.

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s and Detroit Edison’s 2008 Form 10-K and 2009 Forms 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: January 12, 2010

DTE ENERGY COMPANY
(Registrant)

/s/ Peter B. Oleksiak
Peter B. Oleksiak
Vice President, Controller & Investor Relations

THE DETROIT EDISON COMPANY
(Registrant)

/s/ Peter B. Oleksiak
Peter B. Oleksiak
Vice President, Controller & Investor Relations

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Summary of Detroit Edison’s Electric Rate Order dated January 12, 2010.
99.2	Press Release of DTE Energy Company dated January 12, 2010.